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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________


                                    FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  April 30, 2001
                                                          --------------

                          ATHEY PRODUCTS CORPORATION
              (Exact Name of Registrant as Specified in Charter)



       Delaware                            1-2723                   36-0753480
------------------------------          ------------            -------------------
(State or other jurisdiction            (Commission             (IRS Employer
of incorporation)                       File Number)            Identification No.)

        1839 South Main Street
      Wake Forest, North Carolina                                   27587-9289
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:    919-556-5171
                                                       ------------


________________________________________________________________________________
                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)




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Item 5.   Other Events.

     On December 8, 2000, Athey Products Corporation, a Delaware corporation ("Athey"), filed for protection pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division (the "Bankruptcy Court").

     Attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 are a complete corrected copy of Athey's Disclosure Statement for Plan of Reorganization and a complete corrected copy of Athey's Plan of Reorganization, each dated April 30, 2001 and in the form as mailed to Athey's creditors and security holders. These copies reflect Athey's filings with the Bankruptcy Court on April 30, 2001 pursuant to 11 U.S.C. Sections 1125 and 1129 that were corrected pursuant to amendments filed with the Bankruptcy Court on May 2, 2001. Any financial information in these exhibits is unaudited and has not been reviewed by an independent accountant.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit Number                      Description
--------------                      -----------

99.1 Disclosure Statement for Plan of Reorganization dated April 30, 2001 reflecting all corrective amendments filed with the Bankruptcy Court on May 2, 2001.

99.2 Plan of Reorganization dated April 30, 2001 reflecting all corrective amendments filed with the Bankruptcy Court on May 2, 2001.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ATHEY PRODUCTS CORPORATION

Date:  May 4, 2001                       /s/ Thomas N. Nelson
                                   -------------------------------------------
                                   By:   Thomas N. Nelson
                                   Its:  President and Chief Executive Officer